                                                                      EXHIBIT 10


                                                                  EXECUTION COPY


                 SECOND AMENDMENT TO CREDIT FACILITY AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT FACILITY AGREEMENT dated as of April 30, 1999 (this "Second Amendment") is entered into among JPS Textile Group, Inc. (the "Company"), JPS Elastomerics Corp. and JPS Converter and Industrial Corp. (together, the "Borrowing Subsidiaries"), Citibank, N.A. ("Citibank"), as agent and collateral agent (the "Agent"), NationsBank, N.A., as co-agent (the "Co-Agent"), and the Lenders, and relates to that certain Credit Facility Agreement dated as of October 9, 1997 (as amended by the First Amendment to Credit Facility Agreement dated as of October 30, 1998, and as further amended, restated, supplemented or modified from time to time, the "Credit Agreement") among the Company, the Borrowing Subsidiaries, the Agent, the Co-Agent and the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Borrowing Subsidiaries have requested that the Lenders, the Agent and the Co-Agent agree to amend the Credit Agreement as provided for herein;

         NOW, THEREFORE, in consideration of the above premises, the Company, the Borrowing Subsidiaries, the Agent, the Co-Agent and the Lenders agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

         2. Amendments to the Credit Agreement. Upon the "Second Amendment Effective Date" (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

         2.1 Section 1.01. Section 1.01 of the Credit Agreement is amended as follows:

         (a) The definition of "Applicable Margin" is amended to read in full as follows:

         "Applicable Margin" means (x) for all periods ending on or before the end of Fiscal Year 2000, (i) in the case of Base Rate Loans, 0.75% and (ii) in the case of Eurodollar Rate Loans, 2.25%; and (y) at all times thereafter, (i) in the case of Base Rate Loans, the applicable rate per annum set forth below under the heading "Base Rate Margin" and (ii) in the case of Eurodollar Rate Loans, the applicable rate per annum set forth below under the heading "Eurodollar Rate Margin":


FIXED CHARGE                            BASE RATE MARGIN        EURODOLLAR RATE
COVERAGE RATIO                                                     MARGIN
--------------------------------        ----------------        ---------------
   if >= 3.25 to 1                           0.25%                   1.75%
if  >= 2.50 to 1 but < 3.25 to 1             0.50%                   2.00%
if  >= 2.00 to 1 but < 2.50 to 1             0.75%                   2.25%
   if < 2.00 to 1                            1.00%                   2.50%



          (b)  The definition of "EBITDA" is amended to read in full as follows:

          "EBITDA" shall mean, for any period, with respect to the Company and its Subsidiaries on a consolidated basis during such period, all of the following as determined in conformity with GAAP, (i) the sum of the amounts for such period of (A) Consolidated Net Income, (B) depreciation, amortization expense (including amortization of excess reorganization value) and other non-cash charges identified to the Agent by the Company and reasonably acceptable to the Agent, (C) consolidated interest expense (including fees for Letters of Credit), (D) Federal, state, local and foreign income taxes, (E) warranty receipts to the extent not included in Consolidated Net Income, (F) Transaction Costs (and other reorganization expenses incurred prior to the Effective Date) to the extent deducted in the calculation of Consolidated Net Income and (G) for the period from the second fiscal quarter of Fiscal Year 1999 through and including the first fiscal quarter of Fiscal Year 2000, Restructuring Expenses incurred from the beginning of the period being measured through and including the second fiscal quarter of Fiscal Year 1999, up to (x) 48,500,000 for each of the second and third fiscal quarters of Fiscal Year 1999 and (y) $29,300,000 for each of the fourth fiscal quarter of Fiscal Year 1999 and the first fiscal year quarter of Fiscal Year 2000; minus (ii) gains (or PLUS losses) from asset sales calculated pursuant to GAAP for such period.

          (c) The following definition of "Cash Restructuring Expenses" is added in proper alphabetical order:

          "Cash Restructuring Expenses" shall mean the aggregate of all fees, costs and expenses payable by the Company or any Borrowing Subsidiary in cash or other consideration in connection with the Restructuring.

          (d) The following definition of "Non-Cash Restructuring Expenses" is added in proper alphabetical order:

          "Non-Cash Restructuring Expenses" shall mean the aggregate of all fees, costs and expenses payable by the Company or any Borrowing Subsidiary in connection with a Restructuring other than Cash Restructuring Expenses.


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          (e)  The following definition of "Restructuring" is added in proper alphabetical order:

          "Restructuring" shall mean any activities associated with the downsizing or exiting in whole or in part of a business or market segment or manufacturing facility.

          (f) The following definition of "Restructuring Expenses" is added in proper alphabetical order:

          "Restructuring Expenses" shall mean Cash Restructuring Expenses and Non-Cash Restructuring Expenses.

          2.2 Section 8.01. Section 8.01 of the Credit Agreement is amended to read in full as follows:


               8.01. Minimum EBITDA. EBITDA of the Company and its Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter set forth below for the twelve month period ending on such day, shall not be less than the minimum amount set forth opposite such fiscal quarter:

               Fiscal Quarter                               Minimum Amount
               --------------                               --------------
          The second fiscal quarter of Fiscal Year 1999       20,000,000
          The third fiscal quarter of Fiscal Year 1999        18,000,000
          The fourth fiscal quarter of Fiscal Year 1999       18,000,000
          The first fiscal quarter of Fiscal Year 2000        18,000,000
          The second fiscal quarter of Fiscal Year 2000       18,000,000
          The third fiscal quarter of Fiscal Year 2000        20,000,000
          The fourth fiscal quarter of Fiscal Year 2000       22,000,000
          The first fiscal quarter of Fiscal Year 2001        22,000,000
          The second fiscal quarter of Fiscal Year 2001       22,000,000
          The third fiscal quarter of Fiscal Year 2001        22,000,000
          The fourth fiscal quarter of Fiscal Year 2001       25,000,000
          The first fiscal quarter of Fiscal Year 2002        25,000,000
          The second fiscal quarter of Fiscal Year 2002       25,000,000
          The third fiscal quarter of Fiscal Year 2002        25,000,000
          The fourth fiscal quarter of Fiscal Year 2002
            and thereafter                                    27,500,000

          2.3 Section 8.02. Section 8.02 of the Credit Agreement is amended to read in full as follows:

               8.02. Minimum Interest Coverage Ratio. The Interest Coverage Ratio of the Company and its Subsidiaries on a consolidated basis, as determined as of the last day


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of each fiscal quarter for the twelve month period ending on such day, shall not be less than the minimum ratio set forth opposite such fiscal quarter.


                     Fiscal Quarter                            Minimum Amount
                     --------------                            --------------
          The second fiscal quarter of Fiscal Year 1999        1.5  to 1.
          The third fiscal quarter of Fiscal Year 1999         2.50 to 1.
          The fourth fiscal quarter of Fiscal Year 1999        2.50 to 1.
          The first fiscal quarter of Fiscal Year 2000         2.50 to 1.
          The second fiscal quarter of Fiscal Year 2000        2.50 to 1.
          The third fiscal quarter of Fiscal Year 2000         2.75 to 1.
          The fourth fiscal quarter of Fiscal Year 2000        3.50 to 1.

          2.4 Section 8.03. Section 8.03 of the Credit Agreement is amended to read in full as follows:

               8.03. Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio of the Company and its Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter set forth below for the twelve month period ending on such day, shall not be less than the minimum ratio set forth opposite such fiscal quarter:

                     Fiscal Quarter                            Minimum Ratio
                     --------------                            -------------
          The third fiscal quarter of Fiscal Year 1999         0.90 to 1
          The fourth fiscal quarter of Fiscal Year 1999        1.40 to 1
          The first fiscal quarter of Fiscal Year 2000         1.75 to 1
          The second fiscal quarter of Fiscal Year 2000        1.75 to 1
          The third fiscal quarter of Fiscal Year 2000         2.00 to 1
            and thereafter

          2.5 Section 8.04. Section 8.04 of the Credit Agreement is amended to read in full as follows:

               8.04. Maximum Capital Expenditures. Capital Expenditures made or incurred by the Company and its Subsidiaries on a consolidated basis for any Fiscal Year shall not exceed in the aggregate the maximum amount set forth below opposite such Fiscal Year:

                     Fiscal Year                               Maximum Amount
                     -----------                               --------------
                     1999                                       8,000,000
                     2000                                       5,000,000
                     2001                                      10,000,000
                     2002                                      10,000,000;

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     provided, however, if the maximum amount set forth above opposite any
     Fiscal Year exceeds the amount of Capital Expenditures made or incurred by the Company and its Subsidiaries on a consolidated basis for such Fiscal Year, then Capital Expenditures made or incurred by the Company and its Subsidiaries on a consolidated basis for the next Fiscal Year may exceed the maximum amount set forth above opposite such next Fiscal Year (but not subsequent Fiscal Years) by the amount of such excess from the immediately preceding Fiscal Year; provided further, however, that, notwithstanding anything contained in this Agreement to the contrary, (i) Capital Expenditures made or incurred by the Company and its Subsidiaries on a consolidated basis (x) for Fiscal Year 1999 shall not in any event exceed $8,000,000, and (y) for Fiscal Year 2000 shall not in any event exceed $5,000,000; and (ii) the terms of any external financing (other than any Permitted Financing) incurred after the Effective Date pursuant to Section 7.01(v), the proceeds of which are used by the Company and/or its Subsidiaries to make or incur Capital Expenditures shall be in form and substance satisfactory to the Requisite Lenders.

         2.6 New Section 8.05. A new Section 8.05 is added to the Credit Agreement, which shall read in full as follows:

              8.05. Maximum Cash Restructuring Expenses. Cash Restructuring Expenses made or incurred by the Company and its Subsidiaries on a consolidated basis for Fiscal Year 1999 shall not exceed in the aggregate $16,000,000.

         3. Representations and Warranties. Each of the Borrowers hereby represents and warrants to each Lender, the Agent and the Co-Agent that, as of the Second Amendment Effective Date and after giving effect to this Second
Amendment:

         (a) Each of the representations and warranties contained in this Second Amendment, the Credit Agreement as amended hereby and the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, as if then made, other than representations and warranties which expressly speak as of a different date; and

         (b)  No Default or Event of Default has occurred and is continuing.

         4. Second Amendment Effective Date. This Second Amendment shall become effective as of the date hereof (the "Second Amendment Effective Date") when each of the following conditions shall have been satisfied:

         (a) The Agent shall have received, by facsimile, counterparts of this Second Amendment executed by the Company, each Borrowing Subsidiary, the Agent, the Co-Agent and the Requisite Lenders, and acknowledged by each of JCC, JPS Auto and International Fabrics.

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         (a)  The Agent shall have received all fees and other amounts required to be paid in connection with this Second Amendment, including, without limitation, as required pursuant to Section 6(a) of this Second Amendment.

         (c) Each of the representations and warranties contained in this Second Amendment, the Credit Agreement as amended hereby and the other Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date, as if then made, other than representations and warranties which expressly speak as of a different date.

         (d) No Event of Default or Default shall have occurred and be continuing on the Second Amendment Effective Date.

         5.   Reference to and Effect on the Loan Documents.

         (a) On and after the Second Amendment Effective Date, each reference in the Credit Agreement as amended hereby to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

         (c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Agent or the Co-Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

         6.   Fees, Costs and Expenses.

         (a) The Company and the Borrowing Subsidiaries jointly and severally agree to pay on the Second Amendment Effective Date, to the Administrative Agent for the account of the Lenders who have executed and delivered this Second Amendment on or before June 7, 1999, in proportion to such Lenders' respective Pro Rata Shares, a non-refundable fee equal to 0.25% of the aggregate amount of the Commitments held by such Lenders, provided that such fee shall be refunded in full if this Second Amendment has not been executed by the Requisite Lenders on or before June 7, 1999.

         (b) The Company and the Borrowing Subsidiaries jointly and severally agree to pay upon demand in accordance with the terms of Section 11.03 of the Credit Agreement all reasonable costs and expenses of the Agent in connection with the preparation, reproduction, negotiation, execution and delivery of this Second Amendment and all other Loan Documents entered into in connection herewith, including, without limitation, the reasonable fees, expenses and disbursements of legal counsel for the Agent with respect to any of the foregoing.

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

         7. Miscellaneous. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

         8. Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered by facsimile shall be an original, but all of which shall together constitute one and the same instrument.

         9. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO AND TO THE CREDIT AGREEMENT AS AMENDED HEREBY DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.








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


     IN WITNESS WHEREOF, the Agent, the Co-Agent, the Lenders, the Company and the Borrowing Subsidiaries have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                         JPS TEXTILE GROUP, INC.


                         By: /s/ John W. Sanders, Jr.
                             ---------------------------------------
                          Title: EVP & CFO



                         JPS CONVERTER AND INDUSTRIAL CORP.


                         By: /s/ John W. Sanders, Jr.
                             ---------------------------------------
                          Title: VP



                         JPS ELASTOMERICS CORP.


                         By: /s/ John W. Sanders, Jr.
                             ---------------------------------------
                          Title: VP



                         CITIBANK, N.A., as Agent, as Issuing Bank and as a Lender


                         By: /s/ Brenda M. Cotsen
                             ---------------------------------------
                          Title: Vice President


                                      -8-
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NATIONSBANK, N.A., as Co-Agent and as a Lender



By: /s/ Robert J. Dysart
   ---------------------------------
   Title: Vice President



GENERAL ELECTRIC CAPITAL CORPORATION



By: /s/ James P. Morgan
   ---------------------------------
   Title: Duly Authorized Signatory



HELLER FINANCIAL, INC.



By:
   ---------------------------------
   Title:



BNY FINANCIAL CORPORATION



By: /s/ Stephen V. Mangiante
   ---------------------------------
   Title: Vice President



BANKBOSTON, N.A.



By: /s/ John K. Hood
   ---------------------------------
   Title: Managing Dir.


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
                                 ACKNOWLEDGMENT

         Reference is hereby made to (i) the Guaranty dated as of March 18, 1993 executed by JPS Carpet Corp., (ii) the Guaranty dated as of March 18, 1993 executed by JPS Auto Inc., and (iii) the Guaranty dated as of August 5, 1993 executed by International Fabrics, Inc., each as amended as of October 9, 1997 (each, as so amended, a "Guaranty") in favor of the Agent and the Lenders. Each of the undersigned hereby consents to the terms of the foregoing Second Amendment to Credit Facility Agreement, and agrees that the terms thereof shall not affect in any way its obligations and liabilities under each such Guaranty or any other Loan Document (as defined therein), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.


                                              JPS CARPET CORP.


                                              By: /s/ John W. Sanders, Jr.
                                                  ------------------------------
                                                  Title:  VP


                                              JPS AUTO INC.


                                              By: /s/ John W. Sanders, Jr.
                                                  ------------------------------
                                                  Title:  VP


                                              INTERNATIONAL FABRICS, INC.


                                              By: /s/ John W. Sanders, Jr.
                                                  ------------------------------
                                                  Title:  VP

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